EXHIBIT 10.1


                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


     THIS PURCHASE AND SALE AGREEMENT ( `AGREEMENT') EXECUTED THIS 11th DAY OF JULY 2005, IS BY AND BETWEEN CHARTWELL INTERNATIONAL, INC. (CHARTWELL) , A NEVADA CORPORATION WITH OFFICES AT 1124 SMITH STREET, SUITE 304, CHARLESTON, WEST VIRGINIA 25301 ( `BUYER') AND RAILWAY & INDUSTRIAL SERVICES, INC) WITH OFFICES AT 2201 NORTH CENTER STREET JOLIET, ILLINOIS 604353 ( `SELLER').

     WHEREAS, BUYER DESIRES TO PURCHASE NINETY-FIVE (95) RETROFITTED RAILCARS FROM SELLER AND SELLER DESIRES TO SELL TO BUYER SAID RAILCARS.

     NOW, THEREFORE, SELLER AND BUYER ENTER INTO THIS AGREEMENT SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS.

                                GOODS TO BE SOLD
                                ----------------

     SELLER SHALL DELIVER TO BUYER, FOT, EJ&E RAILROAD,  NINETY-FIVE  RAILCARS (
95) WHICH HAVE BEEN RETROFITTED IN ACCORDANCE WITH MODIFICATIONS APPROVED BY THE ASSOCIATION OF AMERICAN RAILROADS (`AAR') IN DOCKET # CC209-153 AND DETAILED IN
(1) `F89E CAR CONVERSION TO 100 TON URBAN ORE CONTAINER HAULING' DATED MARCH 7, 1991 , AND ADDITIONAL MODIFICATIONS CONTAINED IN (2) `CLASSICAL STRESS ANALYSIS TO CONVERT AN 89'0" FLAT CAR TO 263,000LB " DATED NOVEMBER 11, 1991 AND RELATED DRAWINGS PREPARED BY JAMES DIAMOND & ASSOCIATES DATED JANUARY 16, 1997, PAGES 1-5 AND DRAWINGS 9708-00( 2 SHEETS)& 9708-002 AND OTHER RELATED DRAWINGS, CALCULATIONS AND ANALYSES AS DEVELOPED BY SELLER TO PRODUCE A RAILCAR WITH A GROSS RAIL LOAD OF 268,000#.

                                 PURCHASE PRICE
                                 --------------

     BUYER SHALL PAY SELLER FORTY-THREE THOUSAND, ($43,000) PER RAILCAR FOR ITS CONVERSION EFFORT IN COMPLYING WITH THE SPECIFICATIONS CITED ABOVE INCLUDING COMPENSATING THE SELLER FOR ITS PURCHASE OF THE CARS TO BE MODIFIED. TOTAL CONTRACT PRICE IS FOUR MILLION, EIGHTY-FIVE THOUSAND DOLLARS ($4,085,000).

                                  PAYMENT TERMS
                                  -------------

     1. CONTEMPORANEOUS WITH THE EXECUTION OF THIS AGREEMENT, BUYER SHALL PAY TO SELLER THE SUM OF ONE MILLION FOUR HUNDRED AND TWENTY-FIVE THOUSAND. ($1,425,000). THIS SUM IS A DEPOSIT AND IS SUBJECT TO THE TERMS OF A SEPARATE PURCHASE MONEY SECURITY AGREEMENT . SELLER ACKNOWLEDGES THAT BUYER HAS A $1,425,000 SECURITY INTEREST IN RAILCARS AND WORK-IN-PROCESS INVENTORY MATERIALS.

     2. THE BALANCE OF THE CONTRACT PRICE, TWO MILLION SIX HUNDRED AND SIXTY THOUSAND DOLLARS ($2,660,000) SHALL BE PAID IN NINETY-FIVE (95) INSTALLMENTS OF TWENTY-EIGHTY THOUSAND DOLLARS ($28,000) PER RAILCAR WHICH HAS BEEN INSPECTED AND ACCEPTED BY BUYERS'S ENGINEERING CONSULTANT. EACH INSTALLMENT PAYMENT SHALL BE DUE FOR EACH ACCEPTED RAILCAR ON THE FOLLOWING FRIDAY AFTER EACH RAILCAR ACCEPTANCE.

     3. IN ORDER TO PROTECT BUYER FOR ADVANCE PAYMENTS MADE HEREUNDER, SELLER SHALL EXECUTE A SECURITY AGREEMENT IN FAVOR OF BUYER

GRANTING A SECURITY INTEREST IN ALL RAILCARS PURCHASED BY SELLER IN FURTHERANCE OF THIS AGREEMENT. SELLER SHALL ALSO EXECUTE ANY ADDITIONAL DOCUMENTS REASONABLY NECESSARY TO ALLOW PURCHASER TO PERFECT SAID SECURITY INTEREST.

                                   DELIVERIES
                                   ----------

     SELLER SHALL COMPLETE THE RETROFITTING OF ONE SAMPLE RAILCAR WITHIN THIRTY ( 30) DAYS FROM THE DATE BUYER HAS DELIVERED A SIGNED COPY OF THIS AGREEMENT TO SELLER. WHEN RETROFITTING OF A RAILCAR IS COMPLETED, SELLER SHALL REQUEST `AAR' TO INSPECT AND APPROVE SAME. COMMENCING 21 DAYS AFTER AAR HAS APPROVED THE RETROFITTING, SELLER SHALL COMPLETE AND TENDER TO BUYER FOR INSPECTION AND DELIVERY, AN AVERAGE OF FIVE ( 5) RAILCARS PER WEEK UNTIL THE TOTAL NINETY-FIVE ( 95) RAILCARS HAVE BEEN DELIVERED.

                           WORKING PLANS AND DRAWINGS
                           --------------------------

     SELLER SHALL DELIVER TO BUYER A COMPLETE BILL OF MATERIAL, JOB AND PROCESS WORK STATEMENTS AND QUALITY CONTROL MEASUREMENTS. ALL DOCUMENTS MUST REFERENCE SPECIFICATIONS AS DETAILED IN `GOODS TO BE SOLD' ABOVE.

                            INSPECTION AND ACCEPTANCE
                            -------------------------

     PRIOR TO ACCEPTANCE AND TRANSFER OF TITLE, BUYER SHALL INSPECT EACH RAILCAR AT SELLER'S PLANT TO VERIFY THAT EACH CAR HAS BEEN RETROFITTED IN ACCORDANCE WITH THE SPECIFICATIONS AND COMPLIES WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

     INSPECTIONS OF EACH CAR MAY BE MADE BY BUYER WITHIN FIVE (5) BUSINESS DAYS AFTER SELLER GIVES BUYER NOTICE THAT THE REQUIRED RETROFITTING HAS BEEN COMPLETED. EACH RAILCAR SHALL BE DEEMED ACCEPTED BY BUYER AS OF THE END OF SAID 5-DAY PERIOD UNLESS IT HAS GIVEN SELLER NOTICE WITHIN SAID 5-DAY PERIOD SPECIFYING IN DETAIL THE DEFECTS IN THE REQUIRED WORK FOR ANY TENDERED RAILCAR. IF SUCH NOTICE OF DEFECTS IS GIVEN, SELLER SHALL, WITHIN A REASONABLE TIME THEREAFTER, CORRECT SUCH DEFECTS AND SO NOTIFY BUYER, FOLLOWING RECEIPT OF WHICH BUYER SHALL HAVE FIVE ( 5) BUSINESS DAYS TO REINSPECT THE RAILCARS AND THE ABOVE PROVISIONS REGARDING NOTICE OF DEFECTS AND ACCEPTANCE BY BUYER SHALL APPLY TO THE RAILCARS SUBJECT TO RE-INSPECTION. NOTWITHSTANDING THE FOREGOING, ANY DISPUTES REGARDING ALLEGED DEFECTS CLAIMED BY BUYER SHALL BE SUBJECT TO ARBITRATION AS HEREAFTER PROVIDED. ALL NOTICES REQUIRED UNDER THIS PARAGRAPH MAY BE GIVEN EITHER ORALLY OR IN WRITING.

     UPON ACCEPTANCE BUYER SHALL ADVISE SELLER WHERE THE RAILCARS SHOULD BE SENT AND SELLER SHALL ADVISE THE EJ&E RAILROAD TO PICK UP THE ACCEPTED RAILCARS AND WHERE TO DELIVER THEM FOR BUYER. IF BUYER FAILS TO GIVE SELLER DELIVERY INSTRUCTIONS FOR ANY ACCEPTED RAILCAR AT THE TIME OF ACCEPTANCE IT SHALL, FOR EACH ACCEPTED RAILCAR REMAINING ON SELLER'S PREMISES, PAY SELLER $15.00 PER DAY UNTIL SUCH INSTRUCTIONS ARE GIVEN.

                                     DEFAULT

     IF BUYER DEFAULTS IN THE PAYMENT OF ANY INSTALLMENT WHEN DUE (1) SELLER SHALL NOT BE REQUIRED TO TENDER OR DELIVER ANY RAILCARS TO BUYER UNTIL ALL SUCH DEFAULTS ARE CURED, AND (2) THE TIME FOR DELIVERY OF RAILCARS TO BUYER SHALL BE EXTENDED BY THE PERIOD OF SUCH DEFAULT.

                             RISK OF LOSS OR DAMAGE
                             ----------------------

     SELLER SHALL BEAR THE RISK OF LOSS OR DAMAGE TO THE RAILCARS PRIOR TO THE ACCEPTANCE OF EACH RAILCAR BY THE BUYER.

                              WARRANTIES OF SELLER
                              --------------------

     1. ALL RAILCARS DELIVERED BY SELLER HEREUNDER SHALL BE DETAILED IN UMLER, APPROVED FOR FULL INTERCHANGE SERVICE, ACCURATELY STENCILED AND EDI TAGGED.

     2. SELLER WARRANTS ALL CAR COMPONENTS AGAINST DEFECTS IN MATERIAL AND/OR WORKMANSHIP FOR A PERIOD OF TWO (2) YEARS FROM THE DATE EACH CAR IS ACCEPTED OR DEEMED ACCEPTED BY PURCHASER, AS PROVIDED ABOVE, EXCLUDING DAMAGE OR DEFECTS CAUSED BY ORDINARY WEAR AND TEAR UNDER NORMAL USAGE, NORMAL TRAIN ACTIONS, IMPROPER OR INSUFFICIENT MAINTENANCE, IMPROPER OPERATIONS OR ABUSE.

     THIS WARRANTY SHALL APPLY ONLY TO SUCH DEFECTS OF WHICH SELLER RECEIVES WRITTEN NOTICE WITHIN SAID 2-YEAR PERIOD. SELLER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EITHER EXPRESSED OR IMPLIED, WITH REPECT TO THE RAILCARS SOLD TO PURCHASER AND SPECIFICALLY DISCLAIMS ANY WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND IN NO EVENT SHALL SELLER BE LIABLE FOR ANY SPECIAL RELIANCE, INCIDENTAL, CONSEQUENTIAL OR OTHER LOSSES OR DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE OR PROFITS, LOSS OF OR DAMAGE TO BUSINESS OR LOSS DUE TO CLAIMS OF THIRD PARTIES, ARISING OUT OF OR RESULTING FROM THIS AGREEMENT.

     3. THE OBLIGATIONS OF SELLER PURSUANT TO ITS WARRANTIES HEREUNDER SHALL BE LIMITED TO AN OBLIGATION TO REPAIR OR REPLACE ANY DEFECTIVE RAILCARS OR ANY RAILCARS WHICH ARE NOT APPROVED BY AAR FOR FULL INTERCHANGE SERVICE.

                                 FORCE MAJEURE
                                 -------------

     SELLER SHALL NOT BE RESPONSIBLE FOR ANY DELAYS IN PERFORMING ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT THAT ARE INCURRED DUE TO CIRCUMSTANCES BEYOND ITS REASONABLE CONTROL, INCLUDING, BUT NOT LIMITED TO, FAILURE TO OBTAIN ALL PURCHASED RAILCARS ON A TIMELY BASIS, A LACK OF ACCEPTABLE RAILCARS FOR MODIFICATION, SHORTAGES OF OR INABILITY OF SELLER TO OBTAIN LABOR OR MATERIALS, BOYCOTTS, ACTS OF GOD, INABILITY TO OBTAIN REQUIRED PERMITS OR LICENSES, FIRE, FLOODS, STRIKES, LOCKOUTS OR OTHER LABOR DISPUTES OR DIFFICULTIES, ACTS OF CIVIL OR MILITARY AUTHORITY ( E.G. COURTS OR ADMINISTRATIVE AGENCIES) WAR, RIOT OR INSURRECTION.

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

                                    DISPUTES
                                    --------

     ANY CONTROVERSY, DISPUTE OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ITS BREACH SHALL BE SETTLED BY BINDING ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN HEARINGS CONDUCTED IN CHICAGO, IL BEFORE A PANEL OF THREE (3) ARBITRATORS, AND JUDGEMENT UPON THE AWARD RENDERED BY THE ARBITRATORS MAY BE ENTERED IN A FEDERAL DISTRICT COURT IN ILLINOIS, OR IN THE CIRCUIT COURT OF WILL COUNTY, ILLINOIS LOCATED IN JOLIET, ILLINOIS OR IN THE CIRCUIT COURT OF COOK COUNTY, LOCATED IN CHICAGO, ILLINOIS. BUYER AGREES THAT, FOR PURPOSES OF THE PRECEDING SENTENCE, IT IS SUBJECT TO AND HEREBY SUBMITS TO THE JURISDICTION OF SUCH FEDERAL AND STATE OF ILLINOIS COURTS AND WAIVES ANY RIGHT IT MAY HAVE TO CONTEST SUCH JURISDICTION OVER IT IN ANY COURT PROCEEDINGS BROUGHT PURSUANT TO THIS AGREEMENT.

                                    NOTICES
                                    -------

     EXCEPT NOTICES EXPRESSLY PERMITTED TO BE GIVEN ORALLY, ALL NOTICES UNDER THIS AGREEMENT SHALL BE IN WRITING AND SHALL BE ( i) HAND-DELIVERED, (ii) SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, (iii) SENT BY A NATIONALLY RECOGNIZED OVERNIGHT COURIER, ADDRESSED AS FOLLOWS:

            IF TO SELLER:          DAN SCHWARZ
                                   EXECUTIVE VICE PRESIDENT
                                   RAILWAY & INDUSTRIAL SERVICES, INC.
                                   2201 N. CENTER STREET
                                   JOLIET, IL 604355

            IF TO BUYER:           IMRE ESZENYI
                                   CHAIRMAN
                                   CHARTWELL INTERNATIONAL, INC.
                                   1124 SMITH STREET, SUITE 304
                                   CHARLESTON, WV  25301

            WITH COPY TO:          DAVID C. ADAMS, ESQ.
                                   BARTEL ENG & SCHRODER
                                   1331 GARDEN HIGHWAY, SUITE 300
                                   SACRAMENTO, CA 95833

OR TO SUCH OTHER ADDRESS AS A PARTY MAY, FROM TIME TO TIME DESIGNATE BY NOTICE TO OTHER, AS HEREIN PROVIDED.

     ANY NOTICE HEREUNDER SHALL BE DEEMED TO HAVE BEEN GIVEN ON (1) THE DATE OF DELIVERY IF HAND DELIVERED, (2) THE THIRD BUSINESS DAY FOLLOWING THE DATE OF POST MARKING IF ADDRESSEE FAILS OR REFUSES TO RECEIPT FOR OR ACCEPT SERVICE BY CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED,(3) THE DATE OF EXECUTION OF THE RECIPT IF BY CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED, OR (4) THE NEXT BUSINESS DAY AFTER TIMELY DEPOSIT WITH A NATIONALLY RECOGNIZED OVERNIGHT
COURIER. THE FAILURE OF THE ADDRESSEE TO ACCEPT ANY SUCH CERTIFIED MAIL SHALL NOT CONSTITUTE A FAILURE TO GIVE OR RECEIVE PROPER NOTICE.

                           NO THIRD PARTY BENEFICIARIES
                           ----------------------------

     EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THIS AGREEMENT SHALL NOT CONFER ANY RIGHTS OR REMEDIES UPON ANY PERSON OTHER THAN THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS.

                                ENTIRE AGREEMENT
                                ----------------

     THIS AGREEMENT (INCLUDING THE DOCUMENTS REFERRED TO HEREIN) CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES AND SUPERSEDES ANY PRIOR UNDERSTANDINGS, AGREEMENTS, OR REPRESENTTATIONS BY OR AMONG THE PARTIES, WRITTEN OR ORAL, TO THE EXTENT THEY RELATED IN ANY WAY TO THE SUBJECT MATTER CONTAINED IN THIS AGREEMENT.

                               FURTHER ASSURANCES
                               ------------------

     SELLER ACKNOWLEDGES THAT BUYER IS ACTING UPON SHORT NOTICE AND IN DUE COURSE, AND FURTHER AGREES TO TAKE SUCH OTHER ACTIONS AND EXECUTE SUCH OTHER DOCUMENTS AS MAY BE REQUIRED OR REQUESTED BY BUYER IN ORDER TO EFFECT THE PARTIES INTENT HEREUNDER, INCLUDING SECURING BUYERS RIGHTS IN AND TO THE RAILCARS.

                                  COUNTERPARTS
                                  ------------

     THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS (INCLUDING BY MEANS OF FACSIMILE) EACH OF WHICH WILL BE DEEMED AN ORIGINAL BUT ALL OF WHICH TOGETHER WILL CONSTITUTE ONE AND THE SAME INSTRUMENT. THE SIGNATURE PAGE OF ANY COUNTERPART MAY BE DETACHED THEREFROM WITHOUT IMPAIRING THE LEGAL EFFECT OF THE SIGNATURE(S) THEREON PROVIDED SUCH SIGNATURE PAGE IS ATTACHED TO ANY OTHER COUNTERPART IDENTICAL THERETO HAVING ADDITIONAL SIGNATURE PAGES EXECUTED BY THE OTHER PARTIES.


`BUYER'                                     `SELLER'

CHARTWELL INTERNATIONAL, INC.               RAILWAY & INDUSTRIAL SERVICES, INC.

BY:   /s/ Imre Eszenyi                      BY:   /s/ Dan Schwarz
      --------------------------                  ------------------------------
IT'S  Chairperson                           IT'S  Ex. Vice President
      --------------------------                  ------------------------------



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